授权委托书
Power of Attorney

本人，王麒玮 ，系拥有烟台市牟平区致胜农产品专业合作社（“合作社”）【 40.33】%的出资份额（“本人出资份额”）的成员，就本人出资份额，特此不可撤销地授权北京天益嘉华科技发展有限公司（“WFOE”）在本授权委托书的有效期内行使如下权利：

Wang Qiwei, is a member of [40.33]% of the entire registered capital contributions in [Yantai Muping District Zhisheng Agricultural Produce Cooperative]. (the " Cooperative") ("My Capital Contributions"), hereby irrevocably authorize【Beijing Tenet Jove Technological Development Co., Ltd.】("WFOE") to exercise the following rights relating to My Capital Contributions during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人出资份额的事宜全权代表本人行使包括但不限于如下的权利：1）参加合作社的成员大会；2）行使按照法律和合作社章程规定本人所享有的全部成员权和成员表决权，包括但不限于出售或转让或处置本人出资份额的全部或任何一部分；以及3）作为本人的授权代表指定和任命合作社的理事长、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Capital Contributions, including without limitation to: 1) attend the membership assembly; 2) exercise all the member's rights and member's voting rights I am entitled to under the laws of China and Company's Articles of Association, including but not limited to the sale or transfer or disposition of My Capital Contributions in part or in whole; and 3) designate and appoint on behalf of myself the director-general, supervisor, the chief executive officer and other senior management members of Cooperative.

WFOE就本人出资份额的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人会予以承认。

All the actions associated with My Capital Contributions conducted by WFOE shall be deemed as my own actions, and all the documents related to My Capital Contributions executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有转委托权，可以就上述事项的办理自行再委托其他人或单位而不必事先通知本人或获得本人的同意。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为合作社成员期间，本授权委托书不可撤销并持续有效，自授权委托书签署之日起算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a member of Cooperative.

本授权委托书期间，本人特此放弃已经通过本授权委托书授权给 WFOE 的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Capital Contributions, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书就，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

【王麒玮】
【Wang Qiwei】

签署:
By: ____________

【2011】年【6】月【16】日
【】,【 】
June 16 2011

见证人
Witness: ____________

姓名：
Name:

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